UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2017

CASCADIAN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33882	26-0868560
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2601 Fourth Avenue, Suite 500

Seattle, Washington 98121

(Address of principal executive offices, including zip code)

(206) 801-2100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As noted below, on June 8, 2017, the stockholders of Cascadian Therapeutics, Inc. (the “Company”) approved an amendment to the Company’s certificate of incorporation to increase the number of the Company’s authorized shares of common stock from 66,666,667 to 130,000,000. On June 8, 2017, the Company filed the Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Delaware Secretary of State to effect such amendment. A copy of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 to this report.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on June 8, 2017. The following is a brief description of each matter voted upon and the certified voting results.

(1) Election of the nominees listed below as Class I directors to the board of directors, to hold office until the 2020 Annual Meeting of Stockholders and until his successor is duly elected and qualified:

	For	Withhold	Broker Non-Votes
Daniel Spiegelman	33,935,700	3,307,323	7,167,046
Scott Myers	33,993,557	3,249,466	7,167,046

Pursuant to the foregoing votes, the nominees listed above were elected as Class I directors to serve on the Company’s board of directors.

(2) Approval of an amendment to the Company’s 2016 Equity Incentive Plan to increase the total shares of common stock available for issuance under the Company’s 2016 Equity Incentive Plan from 1,200,905 to 7,900,905:

For	Against	Abstain	Broker Non- votes
33,420,378	3,779,158	43,487	7,167,046

Pursuant to the foregoing votes, this matter was approved.

(3) Approval, by a non-binding advisory vote, of a resolution approving the compensation paid by the Company to its named executive officers:

For	Against	Abstain	Broker Non- votes
33,712,363	3,475,713	54,947	7,167,046

Pursuant to the foregoing votes, this matter was approved.

(4) Indication, by a non-binding advisory vote, of the preferred frequency of future non-binding advisory votes to approve the compensation paid by the Company to its named executive officers:

Votes
One Year	36,012,012
Two Years	644,717
Three Years	540,749
Abstain	45,545
Broker Non-Votes	7,167,046

Pursuant to the foregoing votes, a frequency of every year was indicated as the preferred frequency. Consistent with the recommendation of the Company’s Board of Directors and the outcome of the stockholder vote regarding this proposal, the Company’s Board of Directors determined to hold an annual advisory vote to approve the compensation paid by the Company to its named executive officers.

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(5) Approval of an amendment to the Company’s certificate of incorporation to increase its authorized shares of common stock from 66,666,667 to 130,000,000:

For	Against	Abstain	Broker Non- votes
38,111,073	6,278,568	20,428	0

Pursuant to the foregoing votes, this matter was approved.

(6) Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017:

For	Against	Abstain	Broker Non- votes
41,204,604	3,165,134	40,331	0

Pursuant to the foregoing votes, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Exhibit Title or Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Cascadian Therapeutics, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASCADIAN THERAPEUTICS, INC.

By:	/s/ Julia M. Eastland
Julia M. Eastland
Chief Financial Officer, Chief Business Officer and Secretary

Date: June 9, 2017

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Cascadian Therapeutics, Inc.